Contacts:
Media Relations                    Marketing
Fletch Communications                        Conestoga Capital Advisors
Joseph Mitchell                             Mark Clewett
Phone: (215)-563-4846                           Phone: (484) 654-1385
E-mail:joe@fletchpr.com                          E-Mail: msclewett@conestogacapital.com

Conestoga Small Cap Fund Reaches $20 Million Mark
and Caps Expense Ratio

Radnor, PA, December 18, 2006 — The Conestoga Small Cap Fund (NASDAQ: CCASX), advised by Conestoga Capital Advisors LLC, announced today that assets in the Fund under management have surpassed $20 million. “Through the strong support of the Fund’s shareholders, assets in the Fund have nearly doubled in 2006,” said Mark Clewett, Institutional Sales Director. Year-to-date net flows into the Fund have exceeded $8 million through mid-December 2006.

Effective December 29, 2006, the Fund will cap its expense ratio at 1.10% under a contractual agreement between the Fund and its Adviser until at least January 29, 2008. For the fiscal year ending September 30, 2006 the Fund’s expense ratio was 1.35%. “Over the four year life of the Fund, we have periodically lowered the expense ratio as the assets under management have grown. In our first year of operations the Fund had an expense ratio of 1.54% and now just a few years later the expense ratio is down to 1.10%,” said W. Christopher Maxwell, Managing Partner of Conestoga Capital Advisors and Chairman of the Fund. “We are proud that we can bring lower costs to our shareholders. This reduction in expense ratio will make the Conestoga Small Cap Fund even more competitive among similar institutionally-oriented small cap funds.”

Conestoga Small Cap Fund Snapshot:

Inception Date: October 1, 2002
Ticker: CCASX
Benchmark: Russell 2000 Index and Russell 2000 Growth Index
Total Assets: $20,000,000 (as of mid-December 2006)
Objective: Capital appreciation through investment in small company stocks.
Load: None
Minimum Investment: $2,500 ($500 for IRAs)
Expense Ratio: Capped at 1.10% effective December 29, 2006

About Conestoga Capital Advisors

Conestoga Capital Advisors, LLC (www.conestogacapital.com) is an independent investment advisory firm with more than $260 million in assets under management, specializing in the management of small cap equities. Conestoga Capital Advisors' style is described as small cap conservative growth, employing a "growth at a reasonable price" valuation methodology. The firm's portfolio managers utilize a fundamental, bottom-up research approach with a long-term investment focus. Co-Portfolio Managers Bill Martindale and Robert Mitchell manage the Conestoga Small Cap Fund (Nasdaq: CCASX).

For more information about Conestoga Capital Advisors, LLC visit www.conestogacapital.com or call Mark Clewett, Director of Institutional Sales at
(484) 654-1385. Please direct media inquiries to Joseph Mitchell at (215) 563-4846.

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